Exhibit 99.1

CONTACT:	Lindsey Crabbe, Investor Relations	FOR IMMEDIATE RELEASE
(214) 874-2339

CAPSTEAD MORTGAGE CORPORATION

DECLARES THIRD QUARTER 2021 COMMON DIVIDEND OF $0.0725 PER SHARE

AND SERIES E PREFERRED DIVIDEND OF $0.46875 PER SHARE

DALLAS – September 16, 2021 – Capstead Mortgage Corporation (NYSE: CMO) (“Capstead” or the “Company”) announced today that its Board of Directors has declared a third quarter 2021 common dividend of $0.0725 per common share. The dividend is payable on October 15, 2021 to common stockholders of record as of September 30, 2021.

Capstead’s Board of Directors also declared a third quarter 2021 dividend of $0.46875 per share on its 7.50% Series E Cumulative Redeemable Preferred Stock (NYSE: CMOPRE). This dividend is payable on October 15, 2021 to Series E preferred stockholders of record as of September 30, 2021.

Important Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction contemplated by the Agreement and Plan of Merger, dated as of July 25, 2021, by and among Benefit Street Partners Realty Trust, Inc., a Maryland corporation (“BSPRT”), Rodeo Sub I, LLC, a Maryland limited liability company and a wholly owned subsidiary of BSPRT (“Merger Sub”), Capstead and, solely for the purposes set forth therein, Benefit Street Partners L.L.C., a Delaware limited liability company, pursuant to which, subject to the terms and conditions therein, Capstead will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company (such transaction, the “Merger”), BSPRT has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-258947), which was declared effective by the SEC on September 3, 2021. The registration statement includes a prospectus of BSPRT and a proxy statement of Capstead. Capstead and BSPRT also expect to file with the SEC other documents regarding the Merger.

Stockholders of BSPRT and Capstead are advised to read the registration statement and the proxy statement/prospectus (including all other relevant documents that are filed or will be filed with the SEC, as well as any amendments and supplements to these documents) carefully and in their entirety because they contain important information about Capstead, BSPRT, the proposed Merger and related matters. Stockholders of BSPRT and Capstead may obtain free copies of the registration statement, the proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Capstead or BSPRT on the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Capstead are available free of charge on Capstead’s website at http://www.capstead.com/investor-relations/financial-reports/sec-filings. Copies of documents filed with the SEC by BSPRT are available free of charge on BSPRT’s website at http://bsprealtytrust.com/investorrelations.

Participants in the Solicitation Relating to the Merger

Capstead, BSPRT and their respective directors, executive officers and other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the stockholders of Capstead in connection with the proposed Merger. Information regarding Capstead and its directors and executive officers and their ownership of common stock of Capstead can be found in Capstead’s annual report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement relating to its 2021 annual meeting of stockholders filed with the SEC on April 1, 2021. Information regarding BSPRT and its directors and executive officers and their ownership of common stock of BSPRT can be found in BSPRT’s annual report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement relating to its 2021 annual meeting of stockholders filed with the SEC on April 8, 2021. Additional information regarding the interests of such individuals in the Merger is included in the proxy statement/prospectus relating to the Merger filed with the SEC on September 7, 2021. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Capstead

Formed in 1985 and based in Dallas, Texas, Capstead is a self-managed real estate investment trust, or REIT, for federal income tax purposes. The Company earns income from investing in a leveraged portfolio of primarily residential adjustable-rate mortgage pass-through securities, referred to as ARM securities, issued and guaranteed by government-sponsored enterprises, either Fannie Mae or Freddie Mac, or by an agency of the federal government, Ginnie Mae.

About Benefit Street Partners Realty Trust

Benefit Street Partners Realty Trust, Inc. (“BSPRT”) is a publicly-registered, private real estate investment trust that originates, acquires and manages a diversified portfolio of commercial real estate debt secured by properties located in the United States. As of June 30, 2021, BSPRT had over $3 billion of assets. BSPRT is externally managed by Benefit Street Partners L.L.C. For further information, please visit www.bsprealtytrust.com.

Cautionary Statement Concerning Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on various assumptions (some of which are beyond the Company’s control), may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “will be,” “will likely continue,” “will likely result,” or words or phrases of similar meaning. Actual results could differ materially from those indicated in these forward-looking statements due to a variety of factors, including, without limitation, fluctuations in interest rates, the availability of suitable qualifying investments, changes in mortgage prepayments, the availability and terms of financing, changes in market conditions as a result of federal corporate and individual tax law changes, changes in legislation or regulation affecting the mortgage and banking industries or Fannie Mae, Freddie Mac or Ginnie Mae securities, the availability of new investment capital, the liquidity of secondary markets and funding markets, our ability to maintain our qualification as a REIT for U.S. federal tax purposes, our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, other changes in general economic conditions, the risk that the proposed Merger will not be consummated within the expected time period or at all, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, the failure to satisfy the conditions to the consummation of the proposed Merger, including the approval of the stockholders of Capstead, fluctuations in the adjusted book value per share of both Capstead and BSPRT, risks related to the disruption of management’s attention from ongoing business operations due to the proposed Merger, the effect of the announcement of the proposed Merger on our operating results and business generally and the outcome of any legal proceedings relating to the Merger. Our annual report on Form 10-K, the proxy statement/prospectus and other SEC filings discuss the most significant risk factors that may affect our business, results of operations and financial condition and the proposed Merger, copies of which are available on the SEC’s website at http://www.sec.gov. Copies of documents filed with the SEC by Capstead are also available free of charge on Capstead’s website at http://www.capstead.com/investor-relations/financial-reports/sec-filings. Forward-looking statements are based upon the Company’s current expectations and speak only as of the date the statement is made and the Company undertakes no obligation to update or revise any forward-looking statements for any reason, whether as a result of new information, future events, changes in assumptions or circumstances or otherwise. Accordingly, readers of this communication are cautioned not to place undue reliance on any forward-looking statements included herein.